Exhibit 10.25

              SEVENTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

      Seventh Amendment dated as of January 5, 2001 (this "Amendment") to the Loan and Security Agreement dated as of December 31, 1997 (as amended and modified, the "Loan Agreement"), among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender") and KNOGO NORTH AMERICA INC., a Delaware corporation ("Borrower"), and the other Credit Parties executing this Amendment.

                                  WITNESSETH :

      WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide additional financial accommodations to Borrower in anticipation of the closing of the transactions contemplated by the Securities Purchase Agreement;

      WHEREAS, Lender is willing to so amend the Loan Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

                               STATEMENT OF TERMS

      1. Amendment to Loan Agreement. Subject to the satisfaction of conditions precedent set forth in Section 3 of this Amendment, each Credit Party and Lender agree to amend the Loan Agreement as follows:

      (a)   Schedule A is amended as follows:

                  (i) the  following  defined term is amended in its entirety to provide as follows:

                  "Special  Advance  Amount"  shall  mean  (a)  for  the  period commencing on the Fourth Amendment Effective Date and ending on the earlier of (i) July 31, 2001 or (ii) the date on which the Securities Purchase Agreement is terminated or the transactions contemplated by the Securities Purchase Agreement are abandoned for any reason, the lesser of (i) the Special Advance Maximum Amount or (ii) 50% of the value (as determined by Lender) of Eligible Unbilled Accounts of Borrower and Video and (b) at all other times, $0."

                  (ii) the following defined term is inserted in the appropriate alphabetical order:

                  "Special Advance Maximum Amount" shall mean (a) for the period commencing on the Fourth Amendment Effective Date and ending on January 30, 2001, $500,000, (b) for the period commencing on January 31, 2001 and ending on February 27, 2001, $350,000, (c) for the period commencing on February 28, 2001 and ending on March 30, 2001, $325,000, (d) for the period commencing on March 31, 2001 and ending on April 29, 2001, $300,000, (e) for the period commencing on April 30, 2001 and ending on May 30, 2001, $200,000, (f) for the period commencing on May 31, 2001 and ending on June 29, 2001, $150,000,
            (g) for the period commencing on June 30, 2001 and ending on July 30, 2001, $100,000 and (h) at all times on and after July 31, 2001, $0.

            (b) The Transaction Summary is amended to reflect the changes made in this Amendment.

      2. Representations and Warranties. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

      3.  Conditions   Precedent  to  Effectiveness   of  this  Amendment.   The
effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

            (a) Lender shall have received in form and substance satisfactory to it, one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

            (b) Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender; and

            (c) Borrower shall have paid to Lender an amendment fee in the amount of $10,000 which shall be charged to Borrower's loan account on the date of this Amendment together with all of Lenders legal fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

      4. Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

      5. Counterparts. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                          KNOGO NORTH AMERICA INC.,
                                          as Borrower

                                          By:      /s/ Peter J. Mundy
                                                   ------------------
                                          Name:      Peter J. Mundy
                                          Title:     V.P. - CFO

                                          SENTRY TECHNOLOGY CORPORATION,
                                          as Credit Party

                                          By:      /s/ Peter J. Mundy
                                                   ------------------
                                          Name:      Peter J. Mundy
                                          Title:     V.P. - CFO

                                          VIDEO SENTRY CORPORATION,
                                          as Credit Party

                                          By:      /s/ Peter J. Mundy
                                                   ------------------
                                          Name:      Peter J. Mundy
                                          Title:     V.P. - CFO

                                          KNOGO CARIBE, INC.,
                                          as Credit Party

                                          By:      /s/ Peter J. Mundy
                                                   ------------------
                                          Name:      Peter J. Mundy
                                          Title:     Treasurer

                                          GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as Lender

                                          By:      /s/ Robert  Bellish
                                                   -------------------
                                          Name:    Robert Bellish
                                          Title:   Duly Authorized Signatory

                              CONSENT OF GUARANTORS

      Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

      IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

                                          GUARANTORS:

                                          SENTRY TECHNOLOGY CORPORATION

                                          By: /s/ Peter J. Mundy
                                              ------------------
                                          Name:  Peter J. Mundy
                                          Title:   V.P. - CFO

                                          VIDEO SENTRY CORPORATION

                                          By: /s/ Peter J. Mundy
                                              ------------------
                                          Name:  Peter J. Mundy
                                          Title:   V.P. - CFO

                                          KNOGO CARIBE, INC.

                                          By: /s/ Peter J. Mundy
                                              ------------------
                                          Name:    Peter J. Mundy
                                          Title:   Treasurer